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----------------------------------
|                SERVICE REQUEST |
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                                                                 EXHIBIT (10)(E)


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     P   L   A   T   I   N   U   M
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             INVESTOR/SM/ SURVIVOR
----------------------------------
             AMERICAN GENERAL LIFE
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PLATINUM INVESTOR--FIXED DIVISION
     .  Division 18 - AGL Declared Fixed Interest Account

PLATINUM INVESTOR SURVIVOR--VARIABLE DIVISIONS

AIM Variable Insurance Funds                                        Neuberger Berman Advisers Management Trust
----------------------------                                        ------------------------------------------
     .  Division 1 - AIM V.I. International Growth                       .  Division 36 - Mid-Cap Growth
     .  Division 2 - AIM V.I. Premier Equity
                                                                    PIMCO Variable Insurance Trust
American Century Variable Portfolios, Inc.                          ------------------------------
------------------------------------------                               .  Division 101 - PIMCO Real Return
     .  Division 19 - VP Value                                           .  Division 37 - PIMCO Short-Term
                                                                         .  Division 102 - PIMCO Total Return
Ayco Series Trust
-----------------                                                   Putnam Variable Trust
     .  Division 23 - Ayco Growth                                   ---------------------
                                                                         .  Division 12 - Putnam VT Diversified Income
Credit Suisse Trust                                                      .  Division 13 - Putnam VT Growth and Income
-------------------                                                      .  Division 14 - Putnam VT Int'l Growth and Income
     . Division 105 - Small Cap Growth
                                                                    SAFECO Resource Series Trust
Dreyfus Investment Portfolios                                       ----------------------------
-----------------------------                                            .  Division 15 - Equity
     .  Division 24 - MidCap Stock                                       .  Division 16 - Growth Opportunities

Dreyfus Variable Investment Fund                                    SunAmerica Series Trust
--------------------------------                                    -----------------------
     .  Division 7 - Quality Bond                                        . Division 111 - Aggressive Growth
     .  Division 8 - Small Cap                                           . Division 110 - SunAmerica Balanced

Fidelity Variable Insurance Products Fund                           The Universal Institutional Funds, Inc.
-----------------------------------------                           ---------------------------------------
     .  Division 28 - VIP Asset Manager                                  .  Division 10 - Equity Growth
     .  Division 27 - VIP Contrafund                                     .  Division 11 - High Yield
     .  Division 25 - VIP Equity-Income
     .  Division 26 - VIP Growth                                    VALIC Company I
                                                                    ---------------
Franklin Templeton Variable Insurance Products Trust                     . Division 3 - International Equities
----------------------------------------------------                     . Division 4 - Mid Cap Index
     . Division 106 - Franklin U.S. Government                           . Division 5 - Money Market I
     . Division 107 - Mutual Shares Securities                           . Division 20 - Nasdaq-100 Index
     . Division 108 - Templeton Foreign Securities                       . Division 21 - Science & Technology
                                                                         . Division 22 - Small Cap Index
Janus Aspen Series                                                       . Division 6 - Stock Index
------------------
     .  Division 31 - Aggressive Growth                             Vanguard Variable Insurance Fund
     .  Division 29 - International Growth                          --------------------------------
     .  Division 30 - Worldwide Growth                                   .  Division 103 - High Yield Bond
                                                                         .  Division 104 - REIT Index
J.P. Morgan Series Trust II
---------------------------                                         Van Kampen Life Investment Trust
     .  Division 32 - JPMorgan Small Company                        --------------------------------
                                                                         .  Division 17 - Growth & Income
MFS Variable Insurance Trust
----------------------------
     .  Division 34 - MFS Capital Opportunities
     .  Division 9 - MFS Emerging Growth
     .  Division 35 - MFS New Discovery
     .  Division 33 - MFS Research
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AGLC0094 Rev0302
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AIG    AMERICAN                                                                                             VARIABLE UNIVERSAL LIFE
         |GENERAL                                                                                         INSURANCE SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                   PO Box 4880 Houston, TX 77210-4880
Member of American International Group, Inc.                  (888) 325-9315 or (713) 831-3443 . Hearing Impaired/TDD (888) 436-5258
                                                              . Fax: (877) 445-3098
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  [_]  POLICY                  1. | POLICY #:________________________   CONTINGENT INSURED:_________________________________________
       IDENTIFICATION             |                                     CONTINGENT INSURED:_________________________________________
                                  | ADDRESS:________________________________________________________________ New Address (yes) (no)
    COMPLETE THIS SECTION FOR     | Primary Owner (if other than an insured):_______________________________
         ALL REQUESTS.            | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No.or Tax I.D. No.______________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)    Contingent Insured    Owner   Payor   Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
   of one of the Contingent       | __________________________________________________    __________________________________________
   Insureds, Owner, Payor or      |
Beneficiary has changed. (Please  | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
 note, this does not change the   |
  Contingent Insureds, Owner,     |
Payor or Beneficiary designation.)|
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION               PREM % DED %  INVESTMENT DIVISION               PREM %  DED %
       ALLOCATION                 | (18)  AGL Declared Fixed Interest                NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
       PERCENTAGES                |       Account                       _____ _____  (36) Mid-Cap Growth              ______  ______
  Use this section to indicate    |
     how premiums or monthly      | AIM VARIABLE INSURANCE FUNDS                     PIMCO VARIABLE INSURANCE TRUST
 deductions are to be allocated.  | (1)  AIM V.I. International Growth  _____ _____  (101) PIMCO Real Return          ______  ______
 Total allocation in each column  | (2)  AIM V.I. Premier Equity        _____ _____  (37)  PIMCO Short-Term           ______  ______
     must equal 100%; whole       |                                                  (102) PIMCO Total Return         ______  ______
         numbers only.            | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                  | (19) VP Value                       _____ _____  PUTNAM VARIABLE TRUST
                                  |                                                  (12) Putnam VT Diversified Income______  ______
                                  | AYCO SERIES TRUST                                (13) Putnam VT Growth and Income ______  ______
                                  | (23) Ayco Growth                    _____ _____  (14) Putnam VT Int'l Growth and
                                  |                                                       Income                      ______  ______
                                  | CREDIT SUISSE TRUST
                                  | (105) Small Cap Growth              _____ _____  SAFECO RESOURCE SERIES TRUST
                                  |                                                  (15) Equity                      ______  ______
                                  | DREYFUS INVESTMENT PORTFOLIOS                    (16) Growth Opportunities        ______  ______
                                  | (24) MidCap Stock                   _____ _____
                                  |                                                  SUNAMERICA SERIES TRUST
                                    DREYFUS VARIABLE INVESTMENT FUND                 (111) Aggressive Growth          ______  ______
                                  | (7) Quality Bond                    _____ _____  (110) SunAmerica Balanced        ______  ______
                                  | (8) Small Cap                       _____ _____
                                  |                                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND        (10) Equity Growth               ______  ______
                                  | (28) VIP Asset Manager              _____ _____  (11) High Yield                  ______  ______
                                  | (27) VIP Contrafund                 _____ _____
                                  | (25) VIP Equity-Income              _____ _____  VALIC COMPANY I
                                  | (26) VIP Growth                     _____ _____  (3)  International Equities      ______  ______
                                  |                                                  (4)  Mid Cap Index               ______  ______
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE            (5)  Money Market I              ______  ______
                                  | PRODUCTS TRUST                                   (20) Nasdaq-100 Index            ______  ______
                                  | (106) Franklin U.S. Government      _____ _____  (21) Science and Technology      ______  ______
                                  | (107) Mutual Shares Securities      _____ _____  (22) Small Cap Index             ______  ______
                                  | (108) Templeton Foreign Securities  _____ _____  (6)  Stock Index                 ______  ______
                                  |
                                  | JANUS ASPEN SERIES                               VANGUARD VARIABLE INSURANCE FUND
                                  | (31) Aggressive Growth              _____ _____  (103) High Yield Bond            ______  ______
                                  | (29) International Growth           _____ _____  (104) REIT Index                 ______  ______
                                  | (30) Worldwide Growth               _____ _____
                                  |                                                  VAN KAMPEN LIFE INVESTMENT TRUST
                                  | J.P. MORGAN SERIES TRUST II                      (17) Growth & Income             ______  ______
                                  | (32) JPMorgan Small Company         _____ _____
                                  |                                                  OTHER:_______________________    ______  ______
                                  | MFS VARIABLE INSURANCE TRUST                                                       100%    100%
                                  | (34) MFS Capital Opportunities      _____ _____
                                  | (9)  MFS Emerging Growth            _____ _____
                                  | (35) MFS New Discovery              _____ _____
                                  | (33) MFS Research                   _____ _____
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AGLC0094 Rev0302                                               PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  |                                                         Bank Draft Authorization Form and
 billing frequency and/or method  |                                                         "Void" Check)
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for $25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | Designate the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum, whole dollars only) taken from the Money Market I
accumulation value) An amount may | Division and transferred to the following Divisions:
be deducted periodically from the |
   Money Market I Division and    | AIM VARIABLE INSURANCE FUNDS                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 placed in one or more of the     | (1) AIM V.I. International Growth     $_______  (36) Mid-Cap Growth                     $_______
        Divisions listed.         | (2) AIM V.I. Premier Equity           $_______
     The AGL Declared Fixed       |                                                 PIMCO VARIABLE INSURANCE TRUST
Interest Account is not available | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.      (101) PIMCO Real Return                 $_______
    for Dollar Cost Averaging.    | (19) VP Value                         $_______  (37)  PIMCO Short-Term                  $_______
 Please refer to the prospectus   |                                                 (102) PIMCO Total Return                $_______
   for more information on the    | AYCO SERIES TRUST
  Dollar Cost Averaging Option.   | (23) Ayco Growth                      $_______  PUTNAM VARIABLE TRUST
        Averaging Option.         |                                                 (12) Putnam VT Diversified Income       $_______
Note: Automatic Rebalancing is    | CREDIT SUISSE TRUST                             (13) Putnam VT Growth and Income        $_______
not available if the Dollar Cost  | (105) Small Cap Growth                $_______  (14) Putnam VT Int'l Growth and Income  $_______
  Averaging Option is chosen.     |
                                  | DREYFUS INVESTMENT PORTFOLIOS                    SAFECO RESOURCE SERIES TRUST
                                  | (24) MidCap Stock                     $_______   (15) Equity                            $_______
                                  |                                                  (16) Growth Opportunities              $_______
                                  | DREYFUS VARIABLE INVESTMENT FUND
                                  | (7) Quality Bond                      $_______   SUNAMERICA SERIES TRUST
                                  | (8) Small Cap                         $_______   (111) Aggressive Growth                $_______
                                  |                                                  (110) SunAmerica Balanced              $_______
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                  | (28) VIP Asset Manager                $_______   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (27) VIP Contrafund                   $_______   (10) Equity Growth                     $_______
                                  | (25) VIP Equity-Income                $_______   (11) High Yield                        $_______
                                  | (26) VIP Growth                       $_______
                                  |                                                  VALIC Company I
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE            (3)  International Equities            $_______
                                  | PRODUCTS TRUST                                   (4)  Mid Cap Index                     $_______
                                  | (106) Franklin U.S. Government        $_______   (20) Nasdaq-100 Index                  $_______
                                  | (107) Mutual Shares Securities        $_______   (21) Science & Technology              $_______
                                  | (108) Templeton Foreign Securities    $_______   (22) Small Cap Index                   $_______
                                  |                                                  (6)  Stock Index                       $_______
                                  | JANUS ASPEN SERIES
                                  | (31) Aggressive Growth                $_______   VANGUARD VARIABLE INSURANCE FUND
                                  | (29) International Growth             $_______   (103) High Yield Bond                  $_______
                                  | (30) Worldwide Growth                 $_______   (104) REIT Index                       $_______
                                  |
                                  | J.P. MORGAN SERIES TRUST II                      VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (32) JPMorgan Small Company           $_______   (17) Growth & Income                   $_______
                                  |
                                  | MFS VARIABLE INSURANCE TRUST                     OTHER:_____________________________    $_______
                                  | (34) MFS Capital Opportunities        $_______
                                  | (9)  MFS Emerging Growth              $_______
                                  | (35) MFS New Discovery                $_______
                                  | (33) MFS Research                     $_______
                                  | ______ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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AGLC0094 Rev0302                                               PAGE 3 OF 5



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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (DIVISION NAME OR NUMBER)                        (DIVISION NAME OR NUMBER)
      for or make changes to      |
   Automatic Rebalancing of the   | _________%:___________________________________      ________%:________________________________
 variable divisions. Please refer |
    to the prospectus for more    | _________%:___________________________________      ________%:________________________________
   information on the Automatic   |
       Rebalancing Option.        | _________%:___________________________________      ________%:________________________________
 Note: Dollar Cost Averaging is   |
  not available if the Automatic  | _________%:___________________________________      ________%:________________________________
  Rebalancing Options is chosen.  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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  [_]  TELEPHONE               8. | I (/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer
       PRIVILEGE                  | values among the Variable Divisions and Declared Fixed Interest Account and to change
       AUTHORIZATION              | allocations for future purchase payments and monthly deductions.
                                  |
 Complete this section if you     | Initial the designation you prefer:
 are applying for or revoking     |
 current telephone privileges.    | _________Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
                                  | _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any non-owner designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted
                                  | upon in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my variable
                                  | universal life insurance policy and its related prospectus. This authorization will remain in
                                  | effect until my written notice of its revocation is received by AGL at the address printed on
                                  | the top of this service request form.
                                  |
                                  | ________  INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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 [_]  CORRECT AGE              9. | Name of Contingent Insured for whom this correction is submitted:_______________________________
 Use this section to correct the  |
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF             10. |                                     (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
  Use this section if you want to |
   move money between divisions.  | Transfer $_______ or _______% from ____________________________ to _____________________________
The minimum amount for transfers  |
           is $500.00             | Transfer $_______ or _______% from ____________________________ to _____________________________
     Withdrawals from the AGL     |
 Declared Fixed Interest Account  | Transfer $_______ or _______% from ____________________________ to _____________________________
   to a Variable Division may     |
  only be made within the 60 days | Transfer $_______ or _______% from ____________________________ to _____________________________
   after a contract anniversary.  |
See transfer limitations outlined | Transfer $_______ or _______% from ____________________________ to _____________________________
   in prospectus. If a transfer   |
    causes the balance in any     | Transfer $_______ or _______% from ____________________________ to _____________________________
division to drop below $500, AGL  |
 reserves the right to transfer   | Transfer $_______ or _______% from ____________________________ to _____________________________
 the remaining balance. Amounts   |
  to be transferred should be     | Transfer $_______ or _______% from ____________________________ to _____________________________
indicated in dollar or percentage |
     amounts, maintaining         | Transfer $_______ or _______% from ____________________________ to _____________________________
    consistency throughout.       |
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AGLC0094 Rev0302                                                    PAGE 4 OF 5
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 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
 Use this section to apply for a  |
 partial surrender from or policy |
 loan against policy values. For  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning  | percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared
these two options please refer to | Fixed Interest Account and Variable Divisions in use.
   your policy and its related    |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender be sure to    |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
                                  | ________________________________________________________________________________________________
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section it you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
                                  |
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 [_]  AFFIRMATION/            10. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(a)(1)(C) OF THE INTERNAL REVENUE CODE.
         ALL requests.            | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  |
                                  |
                                  | Dated at__________________________this___________day of___________________________,__________
                                  |         CITY, STATE
                                  |
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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AGLC0094 Rev0302                                               PAGE 5 OF 5
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